Exhibit 10.40

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

FOURTH AMENDMENT TO LEASE

FOURTH AMENDMENT TO LEASE (this “Fourth Amendment”) dated as of this 6th day of October, 2016 (the “Fourth Amendment Effective Date”) by and between BP BAY COLONY LLC, a Delaware limited liability company (“Landlord”), and TESARO, INC., a Delaware corporation (“Tenant”).

RECITALS

By Lease dated October 15, 2012 (the “Lease”), Landlord did lease to Tenant and Tenant did hire and lease from Landlord certain premises containing 23,814 square feet of rentable floor area in the building known as 1000 Winter Street, Waltham, Massachusetts (the “Building”) and consisting of (i) 13,576 rentable square feet located on the second (2nd) and third (3rd) floors of the Building (referred to collectively in the Lease as the “Original Premises”), and (ii) 10,238 rentable square feet located on the first (I’) floor of the Building (referred to in the Lease as the “Expansion Premises”).

By First Amendment to Lease dated as of January 6, 2014 (the “First Amendment”), Tenant yielded up the Expansion Premises, and Landlord did lease to Tenant, and Tenant did hire and lease from Landlord, certain additional premises containing 39,666 rentable square feet located on the second (2nd) floor of the Building (the “First Additional Premises”), upon the terms and conditions set forth in the First Amendment.

By Second Amendment to Lease dated as of April 23, 2015 (the “Second Amendment”), Landlord did lease to Tenant, and Tenant did hire and lease from Landlord, certain additional premises containing 17,738 rentable square feet (the “Second Additional Premises”), consisting of (a) 10,238 square feet of rentable floor area located on the first floor of the Building (the “First Floor Second Additional Premises”), being the same space referred to above as the Expansion Premises and previously yielded up by Tenant pursuant to the First Amendment, and (b) 7,500 square feet of rentable floor area located on the third (3rd) floor of the Building (the “Third Floor Second  Additional Premises”) upon the terms and conditions set forth in the Second Amendment.

By Third Amendment to Lease dated August 2, 2016 (the “Third Amendment”), Landlord did lease to Tenant, and Tenant did hire and lease from Landlord, certain additional 44,634 square feet of rentable floor area consisting of (a) 17,091 square feet of rentable floor area located on the second floor of the Building, and (b) 27,543 square feet of rentable floor area located on the third (3rd) floor of the Building (collectively, the “Third Additional Premises”) upon the terms and conditions set forth in the Third Amendment.

The Original Premises, as increased by the First Additional Premises, the Second Additional Premises, and Third Additional Premises, is hereinafter referred to as the “Existing Premises”, and contains a total of 115,614 square feet of rentable floor area (the “Rentable Floor Area of the Existing Premises”).

By Availability Notice dated August 19, 2016, Landlord notified Tenant of the availability of certain spaces which were subject to Tenant’s right to lease the same pursuant to Section 9 of the Third Amendment, and by notice dated August 30, 2016, Tenant exercised its right to lease an additional 8,784 square feet of rentable floor area on the third floor of the Building (the “Rentable  Floor Area of the Fourth Additional Premises”), which space is shown on Exhibit A attached hereto and made a part hereof (the “Fourth Additional Premises”).

Subject to the terms and conditions set forth herein, Landlord and Tenant are entering into this instrument to set forth said leasing of the Fourth Additional Premises, to integrate the Fourth Additional Premises into the Lease and to amend the Lease, all as more particularly set forth in this Fourth Amendment.

NOW THEREFORE, in consideration of One Dollar ($1.00) and other good and valuable consideration in hand this date paid by each of the parties to the other, the receipt and sufficiency of which are hereby severally acknowledged, and in further consideration of the mutual promises herein contained, Landlord and Tenant hereby agree to and with each other as follows:

1.         On the Fourth Additional Premises Commencement Date (as hereinafter defined), the Fourth Additional Premises shall constitute a part of the “Premises” demised to Tenant under the Lease, so that the Premises (as defined in the Lease) shall include both the Existing Premises (subject to incorporation of the Third Additional Premises in accordance with the terms of the Third Amendment) and the Fourth Additional Premises and shall contain a total of 124,398 square feet of rentable floor area.

2.         (A)      The following definitions are added to Section 1.1 of the Lease:

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Tesaro Fourth Amendment (FINAL)

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Fourth Additional Premises Commencement Date

The later of (i) October 15, 2016 (the “Target Delivery Date”), or (ii) the date on which Landlord delivers possession of the Fourth Additional Premises free of all occupants. If any occupant of the Fourth Additional Premises wrongfully fails to deliver possession of such space by the Target Delivery Date, the Fourth Additional Premises Commencement Date and lease of the Fourth Additional Premises shall, in the event of such holding over by such occupant, be deferred until possession of the Fourth Additional Premises is delivered to Tenant. The failure of the then occupant or occupants of the Fourth Additional Premises to so vacate, shall not give Tenant any right to terminate the Lease (as herein amended) or to deduct from, offset against or withhold Annual Fixed Rent or Additional

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Tesaro Fourth Amendment (FINAL)

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Rent or other charges payable under this Lease or any portions thereof; provided however that Landlord shall use commercially reasonable efforts to end such holdover as soon as possible, including the commencement of appropriate eviction proceedings.

(B)      Promptly following the occurrence of the Fourth Additional Premises Commencement Date and the Fourth Additional Premises Rent Commencement Date, Landlord and Tenant hereby agree to execute a Commencement Date Agreement in the form attached as Exhibit E to the Lease to confirm each such date, provided, however, if Landlord or Tenant shall fail to execute said Agreement, the Fourth Additional Premises Commencement Date and the Fourth Additional Premises Rent Commencement Date, as applicable, shall be as reasonably determined in accordance with the terms hereof.

3.         The Term of the Lease for the Existing Premises and the Fourth Additional Premises shall be coterminous. Accordingly, the definition of the “Term” as set forth in the Lease, as previously amended, shall be supplemented by adding the following thereto:

“(vii) As to the Fourth Additional Premises, a period beginning on the Fourth Additional Premises Commencement Date and ending on June 30, 2020, unless extended or sooner terminated as provided in the Lease.”

4.         Commencing on the earlier of (i) ninety (90) days from the Fourth Additional Premises Commencement Date, and (ii) the date Tenant commences occupancy of the Fourth Additional Premises (the Fourth Additional Premises Rent Commencement Date”) and continuing through the expiration of the Lease Term, Annual Fixed Rent for the Fourth Additional Premises shall be payable at the annual rate of $[***] (being the product of (A) [***] and (B) the Rentable Floor Area of the Fourth Additional Premises (being 8,784 square feet)).

5.         For the purposes of computing Tenant’s payments for operating expenses pursuant to Section 2.6 of the Lease, Tenant’s payments for real estate taxes pursuant to Section 2.7 of the Lease and Tenant payments for electricity (as determined pursuant to Sections 2.5 and 2.8 of the Lease) respecting the Fourth Additional Premises, the “Rentable Floor Area of the Premises” shall be deemed to be the Rentable Floor Area of the Fourth Additional. Premises (being 8,784 square feet).

6.         (A)      For the purposes of computing Tenant’s payments for operating expenses pursuant  to Section 2.6 of the Lease for the Fourth Additional Premises commencing on the Fourth

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Tesaro Fourth Amendment (FINAL)

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Additional Premises Commencement Date, the definition of “Base Operating Expenses” contained in Section 1.1 of the Lease shall be supplemented by adding the following thereto:

BASE OPERATING EXPENSES:

With respect to the Fourth Additional Premises, Landlord’s Operating Expenses (as defined in Section 2.6 of the Lease) for calendar year 2017, being the period from January 1, 2017 through December 31, 2017.

(B)      Such definition, as previously amended, shall remain unchanged for such purposes with respect to the Existing Premises.

7.         (A)      For the purposes of computing Tenant’s payments for real estate taxes pursuant to Section 2.7 of the Lease for Fourth Additional Premises commencing on the Fourth Additional Premises Commencement Date, the definition of “Base Taxes” contained in Section 1.1 of the Lease shall be supplemented by adding the following thereto:

BASE TAXES:	With respect to the Fourth Additional Premises, Landlord’s Tax Expenses (as defined in Section 2.7 of the Lease) for fiscal tax year 2017, being the period from July 1, 2016 through June 30, 2017.

(B)      Such definition, as previously amended, shall remain unchanged with respect to the Existing Premises.

8.         Condition of Fourth Additional Premises.

Tenant agrees to accept the Fourth Additional Premises in “as is” condition and Landlord shall have no obligation to perform any additions, alterations or demolition in the Fourth Additional Premises and Landlord shall have no responsibility for the installation or connection of Tenant’s telephone or other communications equipment or systems. For purposes of clarity, the parties acknowledge and agree that Landlord’s Third Floor Work being performed by Landlord pursuant to the Third Amendment shall not be applicable to the Fourth Additional Premises. Notwithstanding the foregoing, Landlord agrees to deliver the base Building systems serving the Fourth Additional Premises in good working order ‘ and condition on the Fourth Additional Premises Commencement Date. Any alterations, additions or improvements to the Fourth Additional Premises desired by

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Tesaro Fourth Amendment (FINAL)

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Tenant shall be performed by Tenant, at its expense, in accordance with Section 5.12 and other applicable provisions of the Lease.

9.         The Number of Parking Spaces allocated to Tenant under the Lease shall be increased from the then applicable number by twenty-six (26) upon the Fourth Additional Premises Commencement Date (a rate of three (3) spaces per 1,000 square feet of Rentable Floor Area of the Fourth Additional Premises).

10.      The parties hereby agree that the Tenant Allowance (as defined in Section 1.4 of Exhibit B to the Third Amendment) is hereby increased by $[***] (the “Fourth Amendment Tenant Allowance”), being the product of (i) $[***] and (ii) the Rentable Floor Area of the Fourth Amendment Premises, such that the total Tenant Allowance shall now be $[***], to be used subject to, and in accordance with, the terms of Exhibit B and Exhibit C of the Third Amendment, including, without limitation, use of such amount, as part of the Remaining Allowance, towards Additional Alterations; provided, however, the provisions of Section 1.6 of the Exhibit B  to the Third Amendment shall not be applicable to the Fourth Amendment Tenant Allowance portion of the Tenant Allowance or include the Rentable Floor Area of the Fourth Amendment Premises, and Tenant shall have no right to apply any unused portion of the Fourth Amendment Tenant Allowance to reduce the Annual Fixed Rent due with respect to the Fourth Amendment Premises or any other portion of the Premises. Further, Section 1.4 of Exhibit B to the Third Amendment is hereby amended to provide that (i) the request for payment of the Remaining Allowance is extended through the one year anniversary of the Fourth Additional Premises Commencement Date, and (ii) notwithstanding the prohibition on application of the Tenant Allowance on management fees in Section 1.4 of Exhibit B to the Third Amendment, Tenant may apply a portion of the Tenant Allowance towards a commercially reasonable third-party management fee charged to Tenant (not to exceed [***] percent ([***]%)) in connection with the improvements performed with respect to the Fourth Amendment Premises.

11.       Landlord and Tenant acknowledge that Tenant has delivered to Landlord a Security Deposit in the amount of $[***] under the Lease. Concurrent with Tenant’s execution and delivery of this Fourth Amendment, Tenant shall deliver an additional security deposit in the amount of $[***] so that the “Security Deposit” required to be maintained by Tenant under the Lease shall be increased to $[***] to be held and utilized in accordance with Section 9.19 of the Lease.

12.       (A)      Tenant warrants and represents that Tenant has not dealt with any broker in connection with the consummation of this. Fourth Amendment other than Transwestem and in the event any claim is made against Landlord relative to dealings by Tenant with brokers other than Transwestern, Tenant shall defend the claim against Landlord with

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Tesaro Fourth Amendment (FINAL)

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

counsel of Tenant’s selection first approved by Landlord (which approval will not be unreasonably withheld) and save harmless and indemnify Landlord on account of loss, cost or damage which may arise by reason of such claim.

(B)      Landlord warrants and represents that Landlord has not dealt with any broker in connection with the consummation of this Fourth Amendment other than Transwestem and in the event any claim is made against Tenant relative to dealings by Landlord with brokers other than Transwestem, Landlord shall defend the claim against Tenant with counsel of Landlord’s selection first approved by Tenant (which approval will not be unreasonably withheld) and save harmless and indemnify Tenant on account of loss, cost or damage which may arise by reason of such claim.

13.       Except as otherwise expressly provided herein, all capitalized terms used herein without definition shall have the same meanings as are set forth in the Lease.

14.       Except as herein amended, the Lease, as previously amended, shall remain unchanged and in full force and effect. All references to the “Lease” shall be deemed to be references to the Lease as amended by the First Amendment, the Second Amendment, and the Third Amendment and as herein amended.

15.       Each of Landlord and Tenant hereby represents and warrants to the other that all necessary action has been taken to enter this Fourth Amendment and that the person signing this Fourth Amendment on its behalf has been duly authorized to do so.

16.       The parties acknowledge and agree that this Fourth Amendment may be executed by electronic signature, which shall be considered as an original signature for all purposes and shall have the same force and effect as an original signature. Without limitation, “electronic signature” shall include faxed versions of an original signature or electronically scanned and transmitted versions (e.g., via pdf) of an original signature.

[page ends here]

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Tesaro Fourth Amendment (FINAL)

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXECUTED as of the date and year first above written.

WITNESS:	LANDLORD:

BP BAY COLONY LLC, a Delaware limited liability company

BY: BP BAY COLONY HOLDINGS LLC, a Delaware limited liability company, its sole member

BY: BOSTON PROPERTIES LIMITED PARTNERSHIP, a Delaware limited partnership, its member

BY: BOSTON PROPERTIES, INC., a Delaware Corporation, its general partner

	By:	/s/ Bryan J. Koop
	Name:	Bryan J. Koop
	Title:	Executive Vice President & Reg. Mgr.

WITNESS:	TENANT:

	By:	/s/ Timothy R. Pearson
	Name:	Timothy R. Pearson
	Title:	EVP & CFO

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Tesaro Fourth Amendment (FINAL)

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT A

Fourth Additional Premises

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Tesaro Fourth Amendment (FINAL)

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.